UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        November 24, 2008
                                                 -------------------------------


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-22444                    25-1710500
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(State or other jurisdiction     (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                              15237
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (412) 364-1913
                                                   -----------------------------


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure  of  Directors  or  Certain  Officers;  Election  of
                  --------------------------------------------------------------
                  Directors;   Appointment  of  Certain  Officers;  Compensatory
                  --------------------------------------------------------------
                  Arrangements of Certain Officers.
                  ---------------------------------

         (e) On November 24, 2008, the Boards of Directors of WVS Financial Corp. (the "Company" or the "Registrant") and West View Saving Bank (the "Bank") approved the amendment and restatement of the following employment agreement and benefit plans:

         o the Company's and the Bank's employment agreement entered into with David J. Bursic, President and Chief Executive Officer of the Company and the Bank;

         o  the Company's and the Bank's Directors' Deferred Compensation Plan;

         o  the Trust Agreement for the Directors'  Deferred  Compensation Plan;
            and

         o  the Company's Recognition and Retention Plan for Officers.

         The employment agreement and benefit plans were amended and restated in order to comply with final regulations issued by the Internal Revenue Service under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"). Section 409A of the Code governs the deferral of compensation where the director, officer or employee has a legally binding right to compensation that is payable in a future year. Section 409A imposes new requirements with respect to deferral elections, payment events and payment elections.

         In addition, the Bank's Deferred Compensation Plan was amended to provide for the following: directors of the Company, the Bank and any other subsidiary can elect to defer their board fees and committee fees by submitting a deferral election form on or before the December 31st preceding the year in which such fees will be earned; participants can elect to have their deferred compensation invested in either a fixed income fund that pays interest, an investment fund consisting of mutual funds or other marketable securities as may be authorized by the plan committee from time to time, or in stock units, with each unit representing one share of common stock of the Company; participants can elect to change their payment elections on or before December 31, 2008 under the transitional guidance published by the IRS and thereafter in accordance with the new subsequent payment election rules; participants can elect to have their deferred compensation balance paid to them upon a separation from service, death, disability, a change in control or a pre-specified date; and the ability of Company and the Bank to terminate the plan and accelerate the payments to participants under certain circumstances permitted by Section 409A of the Code.

         For additional information, reference is made to the amended agreement and plans included as Exhibits 10.1 through 10.4 hereto, which are incorporated herein by reference.

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

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

        (a)       Not applicable.

        (b)       Not applicable.

        (c)       Not applicable

        (d)       The following exhibits are included with this Report:


        Exhibit No.        Description
        -----------        -----------

        10.1 Amended and Restated Employment Agreement between WVS Financial Corp., West View Savings Bank and David J. Bursic, dated November 24, 2008
        10.2 WVS Financial Corp. and West View Savings Bank Amended and Restated Directors' Deferred Compensation Plan
        10.3               WVS  Financial  Corp.  and  West  View  Savings  Bank
                           Amended and Restated Directors' Compensation Plan Trust Agreement
        10.4 WVS Financial Corp. Amended and Restated Recognition and Retention Plan for Officers of West View Savings Bank


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               WVS FINANCIAL CORP.


                               By:  /s/ David J. Bursic
                                    --------------------------------------------
                                    Name:  David J. Bursic
                                    Title: President and Chief Executive Officer


Date:  November 28, 2008







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